Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
NET INCOME	$ 8,073	$ 8,112	$ 7,052
Other comprehensive income (loss):
Change in unrealized gain (loss) on available for sale securities	1,077	(2,057)	979
Related tax (expense) benefit	(366)	699	(333)
Total other comprehensive income (loss), net of tax	711	(1,358)	646
Total comprehensive income	$ 8,784	$ 6,754	$ 7,698